EXHIBIT 31.2

CERTIFICATION PURSUANT TO RULE 13a-14(a)/15d-14(a)

I, D. Bruce Horton, certify that:

1.           I  have  reviewed this  quarterly  report of Form 10-Q of Geneva Resources, Inc. (the "Registrant");

2.           Based on my knowledge, this report does not contain any untrue statement of a material  fact or omit to state a  material  fact  necessary  to make the statements made, in light of the circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.           Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the Registrant as of, and for, the periods presented in this report;

4.           The  Registrant's  other  certifying  officer  and  I are  responsible  for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules  13a-15(e) and 15d-15(e))  and internal  control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f) for the Registrant and we have:

a)            designed  such  disclosure  controls  and  procedures,  or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Registrant,  including its consolidated subsidiaries, is made known to us by others within those entities,  particularly during the period in which this report is being prepared;

b)           designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability  of financial reporting and the  preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)           evaluated the  effectiveness of the Registrant's  disclosure  controls and procedures and presented in this report our conclusions  about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)           disclosed in this report any change in the Registrant's internal control over financial reporting that occurred during the Registrant's most recent fiscal quarter (the Registrant's  fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably  likely to materially affect, the Registrant's internal control over financial reporting;

5.           The Registrant's  other certifying  officer and I have disclosed,  based on our most recent evaluation of internal control over financial reporting, to the Registrant's auditors and the audit committee of Registrant's board of directors (or persons performing the equivalent function):

a)           all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably  likely to adversely affect the Registrant's ability to record, process, summarize and report financial information; and

b)           any fraud, whether or not material, that involves management or other employees who have a  significant  role in the Registrant's internal control over financial reporting.

Date: April 19, 2010

By: /s/ D. BRUCE HORTON
_____________________________
D. Bruce Horton
Chief Financial Officer